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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 21, 1999
                                                 -------------------------------


                             FSI INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


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

              MINNESOTA                                0-17276                              41-1223238
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    (State or other jurisdiction)             (Commission File Number)                    (IRS Employer
           of incorporation                                                            Identification No.)






     322 LAKE HAZELTINE DRIVE
        CHASKA, MINNESOTA                                                                     55318
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     (Address of principal executive offices)                                               (Zip Code)

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Registrant's telephone number, including area code (612) 448-5440
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Item 5.  Other Events.

         FSI International, Inc., a Minnesota corporation (the "Company"), entered into an Agreement and Plan of Reorganization, dated as of January 21, 1999 (the "Reorganization Agreement"), with YieldUP International Corporation, a Delaware corporation ("YieldUP"), and BMI International, Inc., a Minnesota corporation and wholly owned subsidiary of the Company ("Sub"), providing for the statutory merger of YieldUP with and into Sub (the "Merger"), with Sub remaining as a wholly owned subsidiary of the Company.

         Under the terms of the Reorganization Agreement, upon consummation of the Merger each outstanding share of YieldUP Common Stock will be converted into the right to receive 0.1567 shares of Common Stock of the Company ("FSI Common Stock") and cash in the amount of $0.7313. Cash also will be paid in lieu of the issuance of any fractional shares.

         The consummation of the Merger is subject to approval by the shareholders of YieldUP and certain other conditions, all as set forth in the Reorganization Agreement. The Reorganization Agreement contemplates that the Merger will be accounted for through the purchase method of accounting and will be tax-free to the shareholders of YieldUP as to the FSI Common Stock that they receive.

         The foregoing description of the Reorganization Agreement is not complete and is qualified in its entirety by reference to the Reorganization Agreement, which is attached hereto as an exhibit and incorporated herein by reference.


Item 7.  Exhibits.

2. Agreement and Plan of Reorganization, dated as of January 21, 1999, among the Company, Sub, and YieldUP (the Company hereby agrees to furnish supplementally copies of omitted exhibits to the SEC upon request).

10.* License Agreement for Microelectronic Technology between YieldUP and the Company dated January 21, 1999.

99.      Press release dated January 22, 1999.











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*  Confidential treatment has been requested with respect to portions of this exhibit. Those portions have been omitted and filed separately with the SEC under Rule 24b-2 of the Securities Exchange Act of 1934.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             FSI INTERNATIONAL, INC.



Date:  January 27, 1999      By /s/ Patricia M. Hollister
                                ------------------------------------------------
                                Patricia M. Hollister
                                Chief Financial Officer and Corporate Controller



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                                  EXHIBIT INDEX


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No.      Exhibit                                                            Page
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
2        Agreement and Plan of Reorganization, dated as of January 21,      Filed
         1999, among the Company, Sub, and YieldUP.                         Electronically

10*      License Agreement for Microelectronic Technology between           Filed
         YieldUP and FSI dated January 21, 1999.                            Electronically

99       Press release dated January 22, 1999.                              Filed
                                                                            Electronically
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------------------------------
*  Confidential treatment has been requested with respect to portions of this exhibit. Those portions have been omitted and filed separately with the SEC under Rule 24b-2 of the Securities Exchange Act of 1934.